SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of Report (date of earliest event reported)     August 16, 2004

                               SERVOTRONICS, INC.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       1-7109                  16-0837866
----------------------------    ------------------------     -----------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)


                  1110 Maple Street, Elma, New York 14059-0300
                  --------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                  716-655-5990
                                  ------------
               (Registrant's telephone number including area code)

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1  Servotronics, Inc. Press Release issued on August 16, 2004.


ITEM 12.      Results of Operations and Financial Condition

         On August 16, 2004 Servotronics, Inc. issued a press release announcing its financial results for the period ended June 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 17, 2004

                                               SERVOTRONICS, INC


                                          By: /s/Lee D. Burns, Treasurer & CFO
                                              --------------------------------
                                              Lee D. Burns
                                              Treasurer & CFO

Exhibit Index

Exhibit No.         Description
-----------         -----------

99.1                Servotronics, Inc. Press Release issued on August 16, 2004.